1st QUARTER 2024 Exhibit 99.2

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13 Q1 2024

14 1st Quarter 2024 Highlights 1st Quarter $ in thousands 2024 2023 YoY% Total SaaS Revenue $74,322 $59,929 24.0% Adjusted EBITDA 3,435 (204) Adjusted EBITDA Margin 4.6% (0.3)% Total Marketing Services Revenue $159,302 $185,626 (14.2)% Adjusted EBITDA 50,679 58,673 Adjusted EBITDA Margin 31.8% 31.6% Consolidated Revenue $233,624 $245,555 (4.9)% Adjusted EBITDA 54,114 58,469 Adjusted EBITDA Margin 23.2% 23.8%

15 FINANCIAL REVIEW SaaS Highlights +24% YoY +30% YoY $369 Flat QoQ $62M +40% YoY Revenue Growth Growing Subscribers ARPU ThryvPay TPVSeasoned Net Dollar Retention (NDR) 68% 420 bps YoY 94% +300 bps YoY Adjusted Gross Margin

16 SaaS Highlights F I N A N C I A L R E V I E W Revenue $59.9 $74.3 Q1-23 Q1-24 Adjusted EBITDA $(0.2) $3.4 Q1-23 Q1-24 Adjusted Gross Margin 64.2% 68.4% Q1-23 Q1-24 ($ in millions)

17 $30.6 $33.7 $35.9 $37.3 $38.5 $40.7 $44.9 $51.6 $50.9$48.2 $52.2 $56.6 $59.3 $59.9 $62.5 $67.4 $74.0 $74.3 63.4% 64.5% 63.5% 62.8% 64.2% 65.1% 66.6% 69.7% 68.4% SaaS Adjusted Gross Profit SaaS Revenue SaaS Adj. Gross Profit Margin Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1 24 F I N A N C I A L R E V I E W Released Q2 2019 Released on Restricted Sale Q4 2022 Released Q3 2023* Released For General Availability *Command Center was in beta until December 2023. Multi-center Platform Impact on Profitability

18 (1) Marketing Services Billings excludes Vivial Holdings run-off products and Yellow Holdings Limited (NZ). Q1-24 Q1-23 Marketing Services Billings (millions)(1) $136.8 $179.3 YoY % (24)% (19)% MARKETING SERVICES BILLINGS (YoY%) (23)% (22)% (23)% (21)% (22)% (22)% (21)% (21)% (22)% (21)% (21)% (22)% (19)% (17)% (20)% (17)% (19)% (22)% (19)% (23)% (24)% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Total Marketing Services F I N A N C I A L R E V I E W

19 Q2 and FY 2024 Outlook Company Raises SaaS Guidance FY 2024 (in millions, USD) Q2 2024 Q3 2024 Q4 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL MARKETING SERVICES REVENUE $141 to $144 $97 to $99 $90 to $92 $487 to $494 • Company expects higher print revenue in 1H-24 Adjusted EBITDA $130 to $133 • Company expects higher MS EBITDA margins in 1H-24, approximately in the low 30% range, compared to the mid-teens expected in 2H-24 due to a compressed print cycle (in millions, USD) Q2 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $77.5 to $79.5 $326.0 to $329.0 • Company expects FY-24 growth of 24% to 25% Adjusted EBITDA $6.5 to $7.5 $28.0 to $30.0 • Company expects SaaS Adjusted EBITDA margins to improve in 2H-24 through gross margin expansion

21 (in thousands) Q1-23 Q2-23 Q3-23 Q4-23 FY23 Q1-24 Net Income (Loss) $ 9,314 $ 15,978 $ (27,046) $ (257,541) $ (259,295) $ 8,424 Interest expense 16,488 16,292 15,131 13,817 61,728 13,359 Depreciation and amortization expense 15,431 15,667 15,842 16,311 63,251 14,553 Stock-based compensation expense 5,393 5,798 5,462 5,548 22,201 5,289 Restructuring and integration expenses 5,340 3,921 3,584 1,767 14,612 5,265 Income tax expense (benefit) 4,496 (3,428) (10,241) 7,924 (1,249) 5,397 Transaction costs 373 — — — 373 — Other components of net periodic pension cost (benefit) 121 1,865 1,902 (6,607) (2,719) 1,581 (Gain) loss on remeasurement of indemnification asset (756) 11,490 — — 10,734 — Impairment charges — — — 268,846 268,846 — Other 2,269 1,856 2,697 2,211 9,033 246 Adjusted EBITDA $ 58,469 $ 69,439 $ 7,331 $ 52,276 $ 187,515 $ 54,114 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding.

22 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Three Months Ended March 31, 2024 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 104,546 $ 49,095 $ 153,641 Plus: Depreciation and amortization expense 4,072 1,704 5,776 Stock-based compensation expense 113 60 173 Adjusted Gross Profit $ 108,731 $ 50,859 $ 159,590 Gross Margin 65.6% 66.1% 65.8 % Adjusted Gross Margin 68.3% 68.4% 68.3 % Three Months Ended March 31, 2023 (in thousands) Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 117,654 $ 37,154 $ 154,808 Plus: Depreciation and amortization expense 5,697 1,287 6,984 Stock-based compensation expense 103 46 149 Adjusted Gross Profit $ 123,454 $ 38,487 $ 161,941 Gross Margin 63.4% 62.0% 63.0 % Adjusted Gross Margin 66.5% 64.2% 65.9 % Non-GAAP Financial Reconciliation

23 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses and (ii) SaaS businesses. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended March 31, 2024 (in thousands) Marketing Services SaaS Total Revenue $ 159,302 $ 74,322 $ 233,624 Adjusted EBITDA 50,679 3,435 54,114 Adjusted EBITDA Margin 31.8% 4.6% 23.2 % Three Months Ended March 31, (in thousands) 2024 2023 Net cash provided by operating activities $ 5,438 $ 32,311 Additions to fixed assets and capitalized software (7,278) (5,136) Free cash flow $ (1,840) $ 27,175 Three Months Ended March 31, 2023 (in thousands) Marketing Services SaaS Total Revenue $ 185,626 $ 59,929 $ 245,555 Adjusted EBITDA 58,673 (204) 58,469 Adjusted EBITDA Margin 31.6% (0.3) % 23.8%

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25 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Total SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Total Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Dollar Retention: Defined as net dollar retention excluding clients acquired over the previous 12 months. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non- GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.